UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 2, 2016

ORAMED PHARMACEUTICALS INC.
(Exact name of registrant as specified in its charter)

DELAWARE	001-35813	98-0376008
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

Hi-Tech Park 2/4 Givat Ram, PO Box 39098, Jerusalem, Israel	91390
(Address of Principal Executive Offices)	(Zip Code)

+972-2-566-0001

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On August 2, 2016, Oramed Pharmaceuticals Inc. (the "Company"), its Israeli wholly-owned subsidiary and Hefei Tianhui Incubator of Technologies Co. Ltd. executed an amendment (the "Amendment") of the Amended and Restated Technology License Agreement (the “License Agreement”) dated December 21, 2015, as previously disclosed in the Company’s Current Report on Form 8-K, filed on December 28, 2015. The Amendment is effective as of July 24, 2016 and it replaces the Pre-Commercialization Plan (Exhibit C) and Subsequent Payment arrangements (Exhibit F2) of the License Agreement in order to revise the terms of certain milestones and planning details. All other terms of the License Agreement, including the aggregate maximum payments, remain in full force and effect.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORAMED PHARMACEUTICALS INC.

By:	/s/ Nadav Kidron
Name:	Nadav Kidron
Title:	President and CEO

August 5, 2016

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